AGREEMENT FOR EXCHANGE OF STOCK



         This Agreement for Exchange of Stock is entered into in Dallas County, Texas this ___ day of September, 1996, between Star Resources, Inc., a Delaware corporation, sometimes referred to in this Agreement as "Star" or "Purchaser," ICA Marketing Company, L.C., a limited liability company organized under the laws of Iowa, sometimes referred to as "Seller" or "LC", and ICA B.V., a limited liability company organized under the laws of the Netherlands, sometimes referred to in this Agreement as "BV" or the "Acquired Entity."

         The Purchaser will acquire from Seller all of the issued and outstanding stock of BV (the "BV Shares") and all of the existing debt of BV to LC (the "BV Debt") in exchange solely for shares of voting stock of the Purchaser (the "Exchange"). Under this Agreement, the Acquired Entity will become a subsidiary of the Purchaser.

         Prior to closing the Exchange, Purchaser will amend its Certificate of Incorporation and effect a reverse stock split so that the authorized capitalization of Star consists of 10,000,000 authorized shares of common stock, $.0001 par value per share, of which there will be 500,000 shares issued and outstanding and 1,000,000 authorized shares of preferred stock, par value $.01 per share, of which none will be issued and outstanding (the "Amendment").

         In order to consummate the Exchange, the Purchaser, Seller and Acquired Entity, in consideration of the mutual covenants and on the basis of the representations and warranties set forth, agree as follows:

                                    ARTICLE 1

                            EXCHANGE OF CAPITAL STOCK

                   TRANSFER OF ACQUIRED ENTITY'S CAPITAL STOCK

1.01. Subject to the terms and conditions of this Agreement, Seller will transfer and deliver to Star on the Closing Date an assignment of all of its interests in the BV Stock and BV Debt and a stock power and any notes or other evidences of indebtedness relating to BV Debt, properly endorsed in favor of Star.



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CONSIDERATION FOR TRANSFER

1.02. In exchange for the BV Shares and BV Debt transferred by the Seller pursuant to Paragraph 1.01, Star will issue and cause to be delivered to Seller on the Closing Date 4,000,000 shares of post-Amendment Common Stock of Star("Star Shares").

                                  CLOSING DATE

1.03. Subject to the conditions precedent set forth in this Agreement and the other obligations of the parties set forth in this Agreement, the Exchange shall be consummated at 5420 LBJ Freeway, Suite 540, Dallas, Texas 75240, on October 21, 1996, at the hour of 9:00 a.m. or at any other place and date as the parties fix by mutual consent. Consummation shall include the delivery by Seller of an assignment of its BV Shares and its BV Debt, as provided in Paragraph 1.01 of this Agreement, and the delivery by the Purchaser of certificates representing its shares of Common Stock, as provided in Paragraph 1.02 of this Agreement. The date of the consummation of this Agreement is referred to as the "Closing Date." The Star Shares shall be held in escrow by Jenkens & Gilchrist, P.C. pending registration of the transfer of BV Shares with appropriate authorities in the Netherlands. Upon receipt of evidence of such registration of the Star Shares, the Star Shares shall be delivered to Seller; if such registration is not completed by December 31, 1996, either Star or ICA shall have the right to rescind the Exchange, and the Star Shares shall be returned to Star and all rights to the BV Shares shall belong to ICA. Star and ICA shall take actions as are necessary to complete expeditiously such registration or rescission.

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




                                    ARTICLE 2

                     REPRESENTATIONS AND WARRANTIES OF STAR

Purchaser warrants and represents to Seller, as follows, which representations and warranties shall survive the closing, regardless of what investigation, if any, Seller shall have made thereof:

                        ORGANIZATION AND STANDING OF STAR

2.01. Star is a corporation, duly incorporated, validly existing and in good standing under the laws of the State of Delaware.

                                 CAPITALIZATION

2.02 Except as contemplated herein and as set forth in Annex 2.2, Star has not undertaken to issue shares of any kind to any other parties, nor has it granted any option and/or warrant to any party to purchase any of its shares. Furthermore, Star has not declared or otherwise undertaken to distribute any dividends to its shareholders which have not already been fully paid.

                              FINANCIAL STATEMENTS

2.03. The audited financial statements of Star for the fiscal year ending April 30, 1996, and the unaudited financial statements of Star for the three months ending July 31, 1996 (the "Star Financial Statements"), previously provided to Seller, are true and complete and have been prepared in accordance with generally accepted accounting principles of the United States on a consistent basis. Since July 31, 1996, except for transactional fees incurred in connection with this transaction and transactions associated with the transaction described in Annex 2.2, there has not been (i) any change in Star's financial condition, assets, liabilities, or business, other than changes in the ordinary course of business, none of which has been materially adverse; (ii) any damage or material loss to Star's properties or business; (iii) any declaration, or setting aside and/or payment of any dividend or other distribution in respect of Star's shares.


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



                                   LITIGATION

2.04. Except as described in Annex 2.4, there is no litigation or proceeding pending or, to its best knowledge, threatened against or relating to Star, its subsidiaries, its properties, or business. Star has not been informed of any action, proceeding or governmental inquiry or investigation pending or threatened against it or any of its officers, directors or shareholders before any court, arbitrators, board, tribunal or administrative or other governmental agency, nor is Star aware that there are any circumstances that may lead to a claim, demand or legal proceedings. The foregoing includes, without limiting its generality, actions pending or threatened involving the prior employment of any of Star's employees.

                                    PROPERTY

2.05. Star has legal rights and good and marketable title to all of its assets both real and personal, tangible and intangible, that it purports to own, including the assets as stated in the Star Financial Statements, free and clear of all leases, liens, security interests and encumbrances of any kind.

                                    GUARANTEE

2.06. Star has not guaranteed and/or secured in any manner the obligations of its shareholders or any third party.

                                   WINDING UP

2.07. To the best of its knowledge, no action has been taken against Star for the winding up of the company and/or in connection with the receivership of any assets, and it is not aware of any such actions threatened against it.

                               ISSUANCE OF SHARES

2.08. Neither the execution and delivery of this Agreement, nor the performance hereof by Star, will conflict with or result in any default under or violation of any provisions of its certificate of incorporation, or any mortgage, material agreement or other material instrument to which it or by which its property is bound or affected, or any applicable statute, regulation, ordinance, judgment, order or decree affecting Star or by which any of its property is bound or affected.

                             CONSENTS AND APPROVALS

2.09. Except as set forth in Annex 2.9, no consents or approvals of any government or government agency or any other public or third party are required by Star to execute, deliver or perform this Agreement.

                             SHAREHOLDERS AGREEMENTS

2.10. There are no shareholders or voting agreements between Star and any shareholders of Star.

                                  COMPENSATION

2.11. There are no obligations to grant bonuses or special rewards, including, but not limited to options and/or warrants for shares of Star, to any officers and/or directors and/or shareholders of Star.

                          INTERESTED PARTY TRANSACTIONS

2.12. Star is not a party to any interested party transaction involving any director and/or shareholder except as described in its report on Form 10-KSB for the fiscal year ended April 30, 1996. At Closing, Star will not be indebted to any shareholder thereof or any entity controlled by such shareholder or any affiliate thereof. All advances or loans by Star to any shareholder, officer, director, employee, affiliate or agent of Star will be repaid in full, with accrued interest to the date of payment.

                               MATERIAL AGREEMENTS

2.13.    Star has in all material respects performed all
obligations to be performed by it under all contracts, agreements and commitments to which it is a party, and there is not under any such contracts, agreements or commitments any existing default or event of default or event that with notice or lapse of time or both would constitute a default. There are no current and pending agreements, understandings, contracts, commitments, licenses, permits, and leases (of real or personal property), written or otherwise, between Star and any party that are material to the business of Star, including, without limitation, any such agreement that (i) involves, in the aggregate, the payment or receipt by Star of more than $1,000, which cannot be canceled without penalty upon thirty (30) days notice by Star; (ii) involve any arrangements or agreements of Star with its competitors, or (iii) is outside the ordinary course of business of Star.

                                   TAX MATTERS

2.14.1. Star has accurately prepared and timely submitted all tax returns and filings that are required to be filed, and such tax returns and filings are true and complete in all material respects. Star is registered with all tax authorities as required by law and has timely paid any and all amounts due by it to any tax, value added tax and national insurance authority and, to the best of its knowledge and belief, is not in default in any tax payment due under the law. Star is not the current beneficiary of any extension of time within which to file any tax return. No claim has ever been made by an authority in a jurisdiction where Star does not file tax returns that Star may be subject to taxation by that jurisdiction. There are no security interests on any of the assets that arose in connection with any failure (or alleged failure) to pay any tax.

2.14.2 Star has withheld and paid all taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party.

2.14.3. None of Star's tax returns have been audited or currently are subject of audit.

2.14.4. No shareholder, director or officer of Star (or employee responsible for tax matters for Star) expects any authority to assess any additional taxes for any period for which tax returns have been filed. There is no dispute or claim concerning any tax liability of Star either (A) claimed or raised by any authority in writing, or (B) as to which any shareholder, director, or officer (or employee responsible for tax matters for Star) has knowledge based upon personal contact with any agent of such authority.

2.14.5. Star has not waived any statute of limitations in respect of taxes or agreed to any extension of time with respect to a tax assessment or deficiency.

2.14.6. Neither Star or any of Star's subsidiaries are subject to any tax allocation or sharing agreement.

2.14.7. There are no unpaid taxes of Star. Star has no subsidiaries.

                              EMPLOYEE LIABILITIES

2.15. As of December 31, 1995, all liabilities due on account of the employees of Star, including all social benefits, workers' compensation and national or state insurance payments, as required by agreement, collective or otherwise, and/or by law, are covered by payments to appropriate insurance policies or are set aside as stated in the Star Financial Statements. Star has no employee benefit plans.
                              PERMITS AND LICENSES

2.16. Star has complied in all material respects with all laws and regulations applicable to it. Star has all the permits, licenses, orders, consents and approvals of all governmental and regulatory bodies material to carrying on its business. Star is not in default under any of such permits, licenses or any other authority. To the best of its knowledge, no suspension or the cancellation of any such permits, licenses, or other authority is threatened nor does Star anticipate any difficulties in their renewal.

                                 LABOR RELATIONS

2.17. Star has not been the subject of any union activity or labor dispute, and there have not been any strikes of any kind called or threatened to be called against Star. Star has not violated any applicable federal or state law or regulation relating

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



to labor practices. Save as disclosed in Star's Financial Statements, Star has no liability to any of its employees, agents or consultants in connection with grievances arising from the termination of such employees, agents or consultants.

                                CORRUPT PRACTICES

2.18. Since the inception of Star, there have been no violations of the Foreign Corrupt Practices Act or of any similar state or federal statutes relating to bribery by Star or any of its agents.

                                 ENFORCEABILITY

2.19. The execution, delivery and performance of this Agreement, by and on behalf of Star will be duly authorized by the Board of Directors of Star, and subject to Board approval this Agreement has been duly executed and delivered by and on behalf of Star by its authorized officers. Subject to Board approval, this Agreement and all documents executed by Star in connection herewith are valid and binding obligations of Star and are enforceable against it in accordance with their respective terms.

                                       SEC

2.20. Star has filed all reports, filings, schedules, and forms ("SEC Filings") to the SEC that are required to be filed by Star, and such SEC Filings are true and complete in all material respects. No claim is being made that Star has not completely and accurately made all SEC Filings as required nor has any inquiry, investigation or proceeding of any kind been conducted by the SEC with respect to Star.

2.21. Star is acquiring the BV Shares for its own account for investment and not for the purpose of distribution of the BV Shares as the them "distribution" is used in connection with Section 2(11) of the Securities Act of 1933, as amended (the "Securities Act").

                                   DISCLOSURE

2.22. No representation or warranty by Star in this Agreement, nor any statement or certificate furnished or to be furnished by

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



Star pursuant hereto, or in connection with the transaction contemplated herein contains any untrue statement of a material fact, or omits, or will omit, to state a material fact necessary to make the statements contained herein or therein not misleading.

                                    ARTICLE 3

                   REPRESENTATIONS AND WARRANTIES OF LC AND BV

LC and BV warrant and represent to Star, as follows, which representations and warranties shall survive the closing, regardless of what investigation, if any, Star shall have made thereof:

                     ORGANIZATION AND STANDING OF LC AND BV

3.01.1. BV is a limited liability company, duly registered, validly existing and in good standing under the laws of the Netherlands.

3.01.2 LC is a limited liability company, validly existing and in good standing under the laws of Iowa.

                                 CAPITALIZATION

3.02. The authorized capitalization of BV consists of 1,500,000 guilders divided into 15,000 shares of capital stock, 100 guilders par value per share, of which there are 10,400 shares issued and outstanding, all of which are owned by Seller (the "BV Shares").

BV has not undertaken to issue shares of any kind to any other parties, nor has it granted any option and/or warrant to any party to purchase any of its shares. Furthermore, BV has not declared or otherwise undertaken to distribute any dividends to its shareholders that have not already been fully paid.

                              FINANCIAL STATEMENTS

3.03. The preliminary audited financial statements of BV for the period beginning December 13, 1995 and ending June 24, 1996, previously provided to Star (the "ICA Financial Statements"), are true and complete and have been prepared in accordance with generally accepted accounting principles of the Netherlands on a consistent basis. Except as set forth in Annex 3.3, since June 24, 1996, there has not been
(i) any change in BV's financial condition, assets, liabilities, or business, other than changes in the ordinary course of business, none of which has been materially adverse; (ii) any damage or material loss to ICA's properties or business; (iii) any declaration, or setting aside and/or payment of any dividend or other distribution in respect of BV's shares.

                                   LITIGATION

3.04. There is no litigation or proceeding pending or, to the best of their knowledge, threatened against or relating to LC, BV, their subsidiaries, their properties, or business. Neither LC nor BV has been informed of any action, proceeding or governmental inquiry or investigation pending or threatened against either of them or any of their officers, directors or shareholders before any court, arbitrators, board, tribunal or administrative or other governmental agency, nor is BV or LC aware that there are any circumstances that may lead to a claim, demand or legal proceedings. The foregoing includes, without limiting its generality, actions pending or threatened involving the prior employment of any of BV's employees.

                                    PROPERTY

3.05.1. BV has legal rights and good and marketable title to all of its assets, both real and personal, tangible and intangible, that it purports to own, including the assets as stated in the ICA Financial Statements, free and clear of all leases, liens, security interests and encumbrances of any kind, except for those liens and pledges listed in Annex 3.5 attached hereto. All buildings, structures and improvements owned or leased by BV and all equipment located therein, conform in all material respects with all building, zoning and other applicable laws and regulations. All buildings, machinery and equipment used by BV are in good operating condition and reasonable state of repair, subject only to ordinary wear and tear.


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



3.05.2. LC has legal rights and good and marketable title to the BV Shares and BV Debt free and clear of all leases, liens, security interests and encumbrances of any kind.

                                    GUARANTEE

3.06. BV has not guaranteed and/or secured in any manner the obligations of its shareholders or any third party.

                                   WINDING UP

3.07. To the best of its knowledge, no action has been taken against BV for the winding up of the company and/or in connection with the receivership of any assets, and it is not aware of any such actions threatened against it.

                               ISSUANCE OF SHARES

3.08. The Exchange in accordance with the terms of this Agreement will not constitute a violation of any of BV's licenses, leases or contracts and all of the foregoing will remain in full force and effect without acceleration as a result of the transaction contemplated herein. Neither the execution and delivery of this Agreement, nor the performance hereof by the Seller will conflict with or result in any default under or violation of any provisions of BV's or LC's corporate charter, or any mortgage, material agreement or other material instrument to which LC or BV or by which BV's or LC's property is bound or affected, or any applicable statute, regulation, ordinance, judgment, order or decree affecting BV or LC or by which any of BV's or LC's property is bound or affected.

                             CONSENTS AND APPROVALS

3.09. Except as set forth in Annex 3.9, no consents or approvals of any government or government agency or any other public or third party are required by BV or LC to execute, deliver or perform this Agreement.

                             SHAREHOLDERS AGREEMENTS


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



3.10. There are no shareholders or voting agreements between BV and any shareholders of BV or LC.

                                  COMPENSATION

3.11. There are no obligations to grant bonuses or special rewards, including, but not limited to options and/or warrants for shares of BV, to any officers and/or directors and/or shareholders of BV or LC, except as set forth in Annex 3.11.



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                          INTERESTED PARTY TRANSACTIONS

3.12. BV is a party to the interested party transactions involving any director and/or shareholder of LC or BV as described in Annex 3.12. Except as set forth in Annex 3.12, BV is not indebted to Seller or any entity controlled by any Seller or any affiliate thereof. Except for the BV Debt being assigned to Star, all advances or loans by BV to any shareholder, officer, director, employee, affiliate or agent of BV or Seller will be repaid in full, with accrued interest to the date of payment.

                               MATERIAL AGREEMENTS

3.13. BV has in all material respects performed all obligations to be performed by it under all contracts, agreements and commitments to which it is a party, and there is not under any such contracts, agreements or commitments any existing default or event of default or event that with notice or lapse of time or both would constitute a default. Annex 3.13 contains a true and complete list or brief description of all current and pending agreements, understandings, contracts, commitments, licenses, permits, and leases (of real or personal property), written or otherwise, between BV and any party that are material to the business of BV. Annex 3.13 includes any agreement of the type referred to above that (i) involves, in the aggregate, the payment or receipt by BV of more than $1,000, which cannot be canceled without penalty upon thirty (30) days notice by BV or which otherwise is material to BV, (ii) involves any arrangements or agreements of BV with its competitors, and (iii) is outside the ordinary course of business of BV. Such agreements are in full force and effect.

                                   TAX MATTERS

3.14.1. BV has accurately prepared and timely submitted all tax returns and filings that are required to be filed, and such tax returns and filings are true and complete in all material respects. BV is registered with all tax authorities as required by law and has timely paid any and all amounts due by it to any tax, value added tax and national insurance authority and, to the best of its knowledge and belief, is not in default in any tax payment due under the law. BV is not the current beneficiary of any extension of time

                                            - 13 -



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within which to file any tax return. No claim has ever been made by an authority in a jurisdiction where BV does not file tax returns that BV may be subject to taxation by that jurisdiction. There are no security interests on any of the assets that arose in connection with any failure (or alleged failure) to pay any tax.

3.14.2 BV has withheld and paid all taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party.

3.14.3. Annex 3.14.3 lists all tax returns filed with respect to BV for taxable periods ended on or after January 1, 1995, indicates those tax returns that have been audited, and indicates those tax returns that currently are subject of audit.

3.14.4. No shareholder, director or officer of BV (or employee responsible for tax matters for BV) expects any authority to assess any additional taxes for any period for which tax returns have been filed. There is no dispute or claim concerning any tax liability of BV either (A) claimed or raised by any authority in writing, or (B) as to which any shareholder, director, or officer (or employee responsible for tax matters for BV) has knowledge based upon personal contact with any agent of such authority.

3.14.5. BV has not waived any statute of limitation in respect of taxes or agreed to any extension of time with respect to a tax assessment or deficiency.

3.14.6. Neither BV or any of BV's subsidiaries are subject to any tax allocation or sharing agreement.

3.14.7. The unpaid taxes of BV and its subsidiaries do not exceed the reserve for tax liability.

                              EMPLOYEE LIABILITIES

3.15. As of June 24, 1996, all liabilities due on account of the employees of BV, including all social benefits, workers' compensation and national or state insurance payments, as required by agreement, collective or otherwise, and/or by law, are covered by payments to appropriate insurance policies or are set aside as stated in the ICA Financial Statements. Annex 3.15 sets forth all employee benefit plans of BV.

                              PERMITS AND LICENSES

3.16. BV has complied in all material respects with all laws and regulations applicable to it. BV has all the permits, licenses, orders, consents and approvals of all governmental and regulatory bodies material to carrying on its business. BV is not in default under any of such permits, licenses or any other authority. To the best of its knowledge, no suspension or the cancellation of any such permits, licenses, or other authority is threatened nor does BV anticipate any difficulties in their renewal. LC has complied in all material respects with all laws and regulations applicable to it, including in connection with the offer and issuance of membership interests to its members.

                               ACCOUNTS RECEIVABLE

3.17. BV's accounts receivable reflected on its balance sheet at June 24, 1996, and all of BV's accounts receivable since the date thereof have arisen in the ordinary course of business for goods delivered or services rendered.

                                 LABOR RELATIONS

3.18. BV has not been the subject of any union activity or labor dispute, and there have not been any strikes of any kind called or threatened to be called against BV. BV has not violated any applicable federal or state law or regulation relating to labor practices. Save as disclosed in the ICA Financial Statements, BV has no liability to any of its employees, agents or consultants in connection with grievances arising from the termination of such employees, agents or consultants.

                                    INSURANCE

3.19. All of the insurable properties of BV are insured for its benefit under valid and enforceable policies, issued by insurers of

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recognized responsibility in amounts and against such risks and losses as is customary in the industry.

                                CORRUPT PRACTICES

3.20. Since the inception of BV and LC, there have been no violations of the Foreign Corrupt Practices Act or of any similar state or federal statutes relating to bribery by BV and LC or any of their agents.

                                 ENFORCEABILITY

3.21. The execution, delivery and performance of this Agreement, by and on behalf of BV and LC have been duly authorized by the Board of Directors of BV and LC, respectively, and this Agreement has been duly executed and delivered by and on behalf of BV and LC by their authorized officers. This Agreement and all documents executed by BV and LC in connection herewith are valid and binding obligations of BV and LC and are enforceable against BV and LC in accordance with their respective terms.

                                 NO DISTRIBUTION

3.22. LC is acquiring the Star Shares for its own account for investment and not for the purpose of distribution of the Star Shares, as the term "distribution" is used in connection with Section 2(11) of the Securities Act.

                                   DISCLOSURE

3.22. No representation or warranty by BV or LC in this Agreement, nor any statement or certificate furnished or to be furnished by BV or LC pursuant hereto, or in connection with the transaction contemplated herein contains any untrue statement of a material fact, or omits, or will omit, to state a material fact necessary to make the statements contained herein or therein not misleading.

                          RECEIPT OF FINANCIAL REPORTS

3.23. LC and BV acknowledge receipt of copies of Star's reports on Form 10-KSB for Star's fiscal year ended April 30, 1996 and on Form 10-QSB for Star's fiscal quarter ended July 31, 1996.

                                    ARTICLE 4

                         CONDUCT OF BUSINESS OF ACQUIRED
                           CORPORATION PENDING CLOSING
                                      DATE

                       CONDUCT OF BUSINESS IN ITS ORDINARY
                                     COURSE


4.01. BV will carry on its business in substantially the same manner as previous to the date of execution of this Agreement, and will:

(a) Continue in full force the amount and scope of insurance coverage carried prior to that date;

(b) Maintain its business organization and keep it intact, to retain its present employees, and to maintain its goodwill with suppliers, customers, and others having business relationships with it;

(c) Exercise due diligence in safeguarding and maintaining confidential reports and data used in its business;

(d) Maintain its assets and properties in good condition and repair, and not sell or otherwise dispose of any of its assets or properties, except sales of inventory in the ordinary course of business.

                          SATISFY CONDITIONS PRECEDENT

4.02. LC and BV will use their best efforts to satisfy all conditions precedent contained in this Agreement.

                       ACCESS TO INFORMATION AND DOCUMENTS

4.03. (a) LC and BV will afford the officers and representatives of Star, from the date of this Agreement until consummation of the Exchange, full access during normal business hours to all properties, books, accounts, contracts, commitments, and any other records of any kind of LC or BV. Sufficient access shall be allowed to provide Star with full opportunity to make any investigation it desires to make of LC and BV, and to keep itself fully informed of the affairs of LC and BV.

(b) In addition, LC and BV will permit Star to make extracts or copies of all such books, accounts, contracts, commitments, and records, and to furnish to Star, within 10 days after demand, any further financial and operating data of the company as Star reasonably requests.

(c) Star will use any information obtained under this Paragraph only for its own purposes in connection with the consummation of the transaction contemplated by this Agreement, and will not divulge the information to any other person.
                               NEGATIVE COVENANTS

     4.04. Except with the prior written consent of Star, BV will not:

(a) Incur any liabilities other than BV Debt that will be assigned to Star at closing and current liabilities incurred in the ordinary course of business;

(b) Incur any mortgage, lien, pledge, hypothecation, charge, encumbrance, or restriction of any kind;

(c) Become a party to any contract, or renew, extend, or modify any existing contract, except in the ordinary course of business;

(d) Make any capital expenditures, except for ordinary repairs, maintenance, and replacement;

(e) Declare or pay any dividend on or make any other distribution to Shareholders;

(f) Purchase, retire, or redeem any shares of common stock;

(g) Issue or sell additional shares of stock, whether or not such stock has been previously authorized or issued;

(h) Issue or sell any warrants, rights, or options to acquire any shares of its capital stock;

(i) Amend its Articles of Organization or Bylaws;

(j) Pay or agree to pay any bonus, increase in compensation, pension, or severance pay to any director, stockholder, officer, consultant, agent, or employee;

(k) Discharge or satisfy any lien or encumbrance, nor pay any obligation or liability, except current liabilities incurred in the ordinary course of business since that date;

(l) Merge or consolidate with any other entity;

(m) Enter into any transactions or take any acts that would constitute a breach of the representations, and warranties contained in this Agreement; or

(n) Institute, settle, or agree to settle any action or proceeding before any court or governmental body.

4.05         Except with the prior written consent of Star, LC will not:

     (a) Incur any mortgage, lien, pledge, hypothecation, charge, encumbrance, or restriction of any kind with respect to the BV Shares; or

     (b) Enter into any transactions or take any acts that would constitute a breach of the representations, and warranties contained in this Agreement.

                                    ARTICLE 5

                    CONDUCT OF BUSINESS OF PURCHASER PENDING
                                  CLOSING DATE

                   CONDUCT OF BUSINESS IN ITS ORDINARY COURSE

5.01. Star will carry on its business in substantially the same manner as before the date of execution of this Agreement.

                          SATISFY CONDITIONS PRECEDENT

5.02. Star will use its best efforts to satisfy all conditions precedent contained in this Agreement.

                       ACCESS TO INFORMATION AND DOCUMENTS

5.03. (a) Star will provide LC from the date of this Agreement until the Closing Date full access during normal business hours to all properties, books, accounts, contracts, commitments, and records of Star. Sufficient access shall be allowed to provide LC the full opportunity to make any investigation it desires to make of Star, and to keep itself fully informed of the affairs of Star.

(b) Star will permit LC to make extracts or copies of all books, accounts, contracts, commitments, and records. Additionally, Star will furnish to LC, within 10 days after demand, any further financial and operating data and other information concerning its business and assets that LC reasonably requests.

     (c) LC may use any information secured pursuant to this Paragraph only for its own purposes in connection with the consummation of the transaction contemplated by this Agreement and may not divulge the information to any other persons.
                               NEGATIVE COVENANTS

5.04. Except as contemplated by this Agreement or with the prior written consent of LC, Star will not:


          (a) Incur any liabilities other than current liabilities incurred in the ordinary course of business;

          (b)  Incur  any  mortgage,   lien,  pledge,   hypothecation,   charge,
               encumbrance, or restriction of any kind;

          (c) Become a party to any contract, or renew, extend, or modify any existing contract, except in the ordinary course of business;

          (d) Make any capital expenditures, except for ordinary repairs, maintenance, and replacement;

          (e) Declare or pay any dividend on or make any other distribution to Shareholders;

          (f)  Purchase, retire, or redeem any shares of capital stock;

          (g) Issue or sell additional shares of stock, whether or not such stock has been previously authorized or issued;

          (h) Issue or sell any warrants, rights, or options to acquire any shares of its capital stock;

          (i)  Amend its Certificate of Incorporation or Bylaws;

          (j)  Pay or agree to pay any bonus, increase in compensation, pension,
               or  severance   pay  to  any  director,   stockholder,   officer,
               consultant, agent, or employee;

          (k) Discharge or satisfy any lien or encumbrance, nor pay any obligation or liability, except current liabilities incurred in the ordinary course of business since that date;

          (l)  Merge or consolidate with any other entity;

          (m) Enter into any transactions or take any acts that would constitute a breach of the representations, and warranties contained in this Agreement; and

          (n)  Institute,   settle,  or  agree  to  settle  any  action  or
               proceeding before any court or governmental body.

ARTICLE 6

                     CONDITIONS PRECEDENT TO OBLIGATIONS OF
                                 ACQUIRED ENTITY

                         CONDITIONS PRECEDENT TO CLOSING

     6.01. The obligations of Seller to consummate the Exchange shall be subject to the conditions precedent specified in this Article 6.

                           EFFECTIVENESS OF AMENDMENT


     6.02. Star shall have taken all actions required so that the Amendment is effective.

                     TRUTH OF REPRESENTATIONS AND WARRANTIES

                          and Compliance With Covenants


6.03. The representations and warranties of Star contained in this Agreement shall be true as of the Closing Date with the same effect as though made on the Closing Date. Star shall have performed all obligations and comply with all covenants required by this Agreement to be performed or complied with by it prior to the Closing Date.

                                 NO RESTRICTIONS

     6.04. No action or proceeding by any governmental body or agency shall have been threatened, asserted, or instituted to prohibit the consummation of the transactions contemplated by this Agreement.

                               BOARD OF DIRECTORS

     6.05. Star shall elect three nominees of LC to the Board of Directors, and all directors and officers of Star other than Michael A. Hirshman shall have resigned.

                                    ARTICLE 7

                     CONDITIONS PRECEDENT TO OBLIGATIONS OF
                                    PURCHASER

                         CONDITIONS PRECEDENT TO CLOSING

7.01. The obligations of Star to consummate the Exchange shall be subject to the conditions precedent specified in this Article 7.

                    Audited and Updated Financial Statements


     7.02. BV will have provided audited financial statements for the period covered by the ICA Financial Statements that substantially conform to the preliminary ICA Financial Statements and unaudited financial statements for the period beginning June 24, 1996, and ending September 30, 1996, that have been informally reviewed by BDO Seidman, and will be prepared in accordance with generally accepted accounting principles of the Netherlands and on a consistent basis and accurately represent the condition of BV for the period covered thereby.

                     TRUTH OF REPRESENTATIONSAND WARRANTIES

                          and Compliance With Covenants


     7.03. The representations and warranties of LC and BV contained in this Agreement shall be true as of the Closing Date, with the same effect as though made on the Closing

     Date. LC and BV shall perform all obligations and comply with all covenants required by this Agreement to be performed or complied with by them prior to the closing date.

                     ACCEPTABILITY OF PAPERS AND PROCEEDINGS

     7.04. To the extent requested by Star, the form and substance of all papers and proceedings under this Agreement shall be acceptable to counsel for Star.

                                 NO RESTRICTIONS

     7.05. No action or proceeding by any governmental body shall be threatened, asserted, or instituted that the consummation of the transactions contemplated by this Agreement.
                                    ARTICLE 8

                                    EXPENSES

     8.01. LC shall pay the expenses incurred by both of the parties to this Agreement arising out of this Agreement and the transactions contemplated in this Agreement, including but not limited to all fees and expenses of their counsel and accountants.

                                    ARTICLE 9

                         COMPLIANCE WITH SECURITIES LAWS
                           LIMITATION ON DISTRIBUTION

     9.01. Any distribution or other transfer of the Star Shares to any member of LC or to any third party shall comply with all applicable laws, including applicable federal and state securities laws.

     9.02. At Closing, LC shall deliver to Star an executed written statement or investment letter in form and substance acceptable to counsel for Star containing the acknowledgments, representations, covenants and agreements contained in paragraph 9.03 of this Agreement.

     9.03 Prior to any distribution or other transfer of the Star Shares to any member of LC or to any third party, LC shall deliver to Star information concerning such distribution or other transfer and the distributees or other transferees, as the case may be, as requested by Star, including, but not limited to, the name, state of residence and number of LC units owned by such person and the distributee ("Shareholder") shall deliver to Star an executed written statement or investment letter in form and substance acceptable to counsel for Star containing the acknowledgments, representations, covenants and agreements contained in paragraph 9.04 of this Agreement.

                 UNREGISTERED STOCK UNDER FEDERAL SECURITIES ACT

9.04.

                   (a) "Shareholder acknowledges that the Star Shares have not been registered under the Federal Securities Act of 1933, as amended, referred to in this Agreement as the "1933 Act," or under any state securities laws and that, therefore, the stock is not fully transferable except as permitted under various exemptions contained in the 1933 Act and the rules of the Securities and Exchange Commission interpreting the Act and applicable state securities laws. The provisions contained in this Paragraph 9.04 are intended to ensure compliance with the 1933 Act and applicable state securities laws.

                          THE NATURE OF THE SHAREHOLDER

                   (b) "Shareholder represents and warrants to Star as follows:

                   "(i) The Shareholder is knowledgeable in and experienced with respect to stock investments in general and with respect to investments of a nature similar to an investment in Star. By reason of such knowledge and experience, the undersigned is capable of evaluating the merits and risks of, and making an informed business decision with regard to, an investment in Star.

                           "(ii) Shareholder (x) has received Star's Form 10-KSB
                   for the fiscal year ended April 30, 1996 and the Form 10-QSB for the quarter ended July 31, 1996; (y) has received all other information he has deemed necessary to make an informed investment decision with respect to Star; and (z) has had the opportunity to ask questions concerning Star.

                       NO DISTRIBUTION OF STOCK TO PUBLIC

(c) "Shareholder represents and warrants to Star that the Shareholder is acquiring the Star Shares for the Shareholder's own account for investment, and not for the purpose of resale or any other distribution of the shares. Each Shareholder also represents and warrants that the Shareholder has no present intention of disposing of all or any part of such shares at any particular time, for any particular price, or on the happening of any particular circumstances. Each Shareholder acknowledges that Star is relying on the truth and accuracy of the warranties and representations set forth in this Paragraph in issuing the shares without first registering the shares under the 1933 Act and applicable state securities laws.

                    NO TRANSFERS IN VIOLATION OF THE 1933 ACT

(d) "Shareholder covenants and represents that none of the Star Shares will be offered, sold, assigned, pledged, transferred, or otherwise disposed of except after full compliance with all of the applicable provisions of the 1933 Act and the rules and regulations of the Securities and Exchange Commission under the 1933 Act and applicable state securities laws. Therefore, each Shareholder agrees not to sell or otherwise dispose of any of the Star Shares unless the
Shareholder:

(i) "Has delivered to Star a written legal opinion in form and substance satisfactory to counsel for Star to the effect that the disposition is exempt from registration under the 1933 Act and regulations interpreting the Act; or

(ii) "Has complied with the registration and prospectus requirements of the 1933 Act relating to such a disposition.

Star shall place a stop transfer order against transfer of shares until one of the conditions set forth in this subparagraph has been met.

                        INVESTMENT LEGEND ON CERTIFICATES

(e) "Shareholder agrees that the certificates evidencing the Star Shares will contain the following legend:

"THE SHARES OF STOCK OF STAR RESOURCES, INC. (THE "COMPANY") REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS, AND THE HOLDER HEREOF CANNOT MAKE ANY SALE, PLEDGE, HYPOTHECATION, ASSIGNMENT OR OTHER TRANSFER OF ANY SHARES OF SUCH STOCK EXCEPT PURSUANT TO AN OFFERING OF SUCH STOCK DULY REGISTERED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR UNDER SUCH OTHER CIRCUMSTANCES THAT IN THE OPINION OF COUNSEL FOR THE COMPANY, AT THE TIME, DOES NOT REQUIRE REGISTRATION UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS. THE SHARES REPRESENTED BY THIS CERTIFICATE ARE "RESTRICTED SECURITIES" WITHIN THE MEANING OF RULE 144 PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION UNDER THE ACT AND MAY BE SUBJECT TO THE LIMITATIONS AND REPORTING REQUIREMENTS OF SAID RULE UPON RESALE OR OTHER DISTRIBUTION THEREOF."

                         INDEMNIFICATION BY SHAREHOLDERS

(f) "If at any time in the future Shareholder sells or otherwise disposes of any Star Shares without registration under the 1933 Act or any similar federal statute or any applicable state securities laws that may then be in effect, such Shareholder agrees to indemnify and hold harmless Star against any claims, liabilities, penalties, costs, and expenses that may be asserted against or suffered by the Purchaser as a result of such disposition."

                                   ARTICLE 10

                                   TERMINATION

                                     DEFAULT

10.01.     (a)     Star or LC may, on or at any time prior to the Closing Date, terminate this Agreement by notice to the other party in the event:

    (i) The other party has defaulted by failing to perform any of its covenants and agreements contained in this Agreement; and

(ii)Such default has not been fully cured within 30 days after receipt of the notice specifying particularly the nature of the default.

                                      DELAY

10.02. If consummation of the transaction specified in this Agreement has not occurred by 11:59 P.M. Texas time, on November 30, 1996, any party that is not in default in the timely performance of any of its covenants and conditions may terminate this Agreement subsequent to that time by giving written notice of termination to the other party. The written notice of termination shall be effective upon the delivery of the notice in person to an officer of the party or, if served by mail, upon the receipt of the notice by such party.

                                   ARTICLE 11

                                  MISCELLANEOUS

                                    AMENDMENT

11.01. This Agreement may be amended or modified at any time and in any manner only by an instrument in writing executed by the President of Star and the Chief Executive Officer of LC.

                                     WAIVER

11.02.            Either Star or LC may, in writing:

                                EXTENSION OF TIME

    (a) Extend the time for the performance of any of the obligations of any other party to the Agreement.

                              WAIVING INACCURACIES

    (b) Waive any inaccuracies and misrepresentations contained in this Agreement or any document delivered pursuant to the Agreement made by any other party to the Agreement.

                        WAIVING COMPLIANCE WITH COVENANTS

    (c) Waive compliance with any of the covenants or performance of any obligations contained in this Agreement by any other party to the Agreement.

                   WAIVING SATISFACTION OF CONDITION PRECEDENT

    (d) Waive the fulfillment of any condition precedent to the performance by any other party to the Agreement.

                                   ASSIGNMENT

11.03.
    (a) Neither this entire Agreement nor any right created by the Agreement shall be assignable by either Star or LC without the prior written consent of the other, except by the laws of succession.

    (b) Except as limited by the provisions of subparagraph (a), this Agreement shall be binding on and inure to the benefit of the respective successors and assigns of the parties, as well as the parties.

     (c) Nothing in this Agreement, expressed or implied, is intended to confer upon any person, other than the parties and their successors, any rights or remedies under this Agreement.

                                     NOTICES

11.04. Any notice or other communication required or permitted by this Agreement must be in writing and shall be deemed to be properly given when delivered in person to an officer of the other party, when deposited in the United States mails for transmittal by certified or registered mail, postage prepaid, or when deposited with a public telegraph company for transmittal, charges prepaid, provided that the communication is addressed:

(a)      In the case of            Star, to:

                  Star Resources, Inc.
                  5420 LBJ Freeway
                  Suite 540
                  Dallas, Texas  75240

with a copy to:

                  Mark D. Wigder, Esq.
                  Jenkens & Gilchrist
                  1445 Ross Avenue
                  Suite 3200
                  Dallas, Texas  75202

or to such other person or address designated by Star to receive notice.

(b)     In the case of LC or BV, to:

               ICA Marketing Company, L.C.
               607 West Broadway
               Suite 315
               Fairfield, Iowa  52556

with a copy to:

               William G. Milne, Esq.
               13760 Noel Road
               Suite 101
               Dallas, Texas  75240

or to such other person or address designated by LC to receive notice.

                                    HEADINGS

11.05. Paragraph and other headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                                ENTIRE AGREEMENT

11.06. This instrument and the annexes to this instrument contain the entire Agreement between the parties with respect to the transaction contemplated by the Agreement. It may be executed in any number of counterparts but the aggregate of the counterparts together constitute only one and the same instruments.

                          EFFECT OF PARTIAL INVALIDITY

11.07. In the event that any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement, but this Agreement shall be constructed as if it never contained any such invalid, illegal, or unenforceable provisions.

                                 CONTROLLING LAW

11.08. The validity, interpretation, and performance of this agreement shall be controlled by and construed under the laws of the State of Delaware.

                                 ATTORNEYS' FEES

    11.09 If any action at law or in equity, including an action for declaratory relief, is brought to enforce or interpret the provisions of this Agreement, the prevailing party shall be entitled to recover reasonable attorney's fees from the other party. The attorney's fees may be ordered by the court in the trial of any action described in this Paragraph or may be enforced in a separate action brought for determining attorney's fees.

                              SPECIFIC PERFORMANCE

11.10 The parties declare that it is impossible to measure in money the damages that will accrue to a party or its successors as a result of the other parties' failure to perform any of the obligations under this Agreement. Therefore, if a party or its successor institutes any action or proceeding to enforce the provisions of this Agreement, any party opposing such action or proceeding agrees that specific performance may be sought and obtained for any breach of this Agreement.

Executed on October 10, 1996.


STAR RESOURCES, INC.                                 ICA B.V.




By: /s/ Lawrence E. Steinberg               By: /s/ Ronald Gardner_______
Its: President_______________               Its: President_______________



ICA MARKETING COMPANY, L.C.




By: /s/ Ronald Gardner_____
Its: President_____________




agreement for exchange of stock.ica